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                                                                   EXHIBIT 10.21


                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of March 31, 2000, by and among vFinance.com, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), the investors signatory hereto (each an "Investor" and together the "Investors"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock and Warrants Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

                  WHEREAS, the Investors will be purchasing from the Company up to 2,333,334 shares of Common Stock (the "Shares") and Warrants to purchase, in the aggregate, up to 700,000 shares of Common Stock, at the purchase prices set forth in the Common Stock and Warrants Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investors and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

                  WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Purchase Price with respect to each Closing in escrow until the Escrow Agent has received the certificates representing the Shares and, as to the first Closing, the Warrants, the Rights and certain other closing documents specified herein;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

                  1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent (i) shall hold the funds for the purchase of the initial 1,166,667 Shares and the Warrants at the first Closing as contemplated by the Purchase Agreement and (ii) shall hold the funds for the purchase of the next 1,166,667 Shares at the second Closing, all as contemplated by the Purchase Agreement.

                  1.2. (a) At each Closing, upon Escrow Agent's receipt of the applicable Purchase Price for the Closing into its attorney trustee account from the Investors, together with, at the first Closing, executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.




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                           (b)      Wire transfers to the Escrow Agent shall be
                                    made as follows:

                                    Epstein Becker & Green, P.C.
                                    Master Escrow Account
                                    Chase Manhattan Bank
                                    1411 Broadway - Fifth Floor
                                    New York, New York 10018
                                    ABA No. 021000021
                                    Account No. 035-1-346036
                                    Attention: L. Borneo

                  1.3. At the first Closing, the Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the initial 1,166,667 Shares and the 350,000 Warrants to be issued to the Investors together with:

                  (i) the original executed Registration Rights Agreement in the form of Exhibit B to the Purchase Agreement;

                  (ii) Instructions to Transfer Agent in the form of Exhibit E to the Purchase Agreement;

                  (iii) the original executed opinion of Steel Hector & Davis LLP, in the form of Exhibit D to the Purchase Agreement; and

                  (iv)     an original counterpart of this Escrow Agreement.

                  In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Investor shall have the right to demand the return of said sum.

                  1.4. At the first Closing, once Escrow Agent confirms the validity of the issuance of the Shares and the Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall wire that amount of funds necessary to purchase the Shares and the Warrants per the written instructions of the Company, net of (a) legal and escrow administrative costs of ten thousand dollars ($10,000) plus $2,500 for each Investor in addition to AMRO International, S.A., Austost Anstalt Schaan and Balmore Funds SA, payable to Epstein Becker & Green, P.C. ("EB&G"), 250 Park Avenue, New York, NY 10177, and
(b) the legal fees of Thomson Kernaghan & Co., Ltd., Toronto, in an amount not to exceed fifteen thousand dollars ($15,000), pursuant to wire instructions to be provided to the Escrow Agent by Thomson Kernaghan & Co., Ltd.

                  Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the certificates for the Shares, the Warrants, the Registration Rights Agreement and the opinion of counsel delivered as per instructions from the Investors and to deliver the Instructions to Transfer Agent to the Transfer Agent.

                  1.5. At the second Closing, the Company, upon receipt of said notice of receipt of funds, shall deliver to the Escrow Agent the certificates representing the Shares to be issued to the Investors.





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                  In the event that the foregoing items are not in the Escrow
Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price applicable to such Shares, then each Investor shall have the right to demand the return of said sum.

                  Once Escrow Agent confirms the validity of the issuance of the Shares and the Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and the Investors, it shall immediately wire that amount of funds necessary to purchase the Shares per the written instructions of the Company.

                  Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Shares delivered as per instructions from the Investors.

                                    ARTICLE 2

                                  MISCELLANEOUS

                  2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                  2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

                  2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

                  2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

                  2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.



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                  2.7. The Escrow Agent's duties hereunder may be altered,
amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

                  2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

                  2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder, excepting Escrow Agent's performance of this Escrow Agreement.

                  2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investors, and may continue to act as legal counsel for the Investors, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investors and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

                  2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by not less that ten
(10) days written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent and the resigning agent shall forthwith tender all sums, documents and instruments it holds in escrow to such successor Escrow Agent.

                  2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any




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part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

                  The Company and each Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Investors:

AMRO International, S.A.                       v. Finance.com, Inc.

By:
   ---------------------------------
Name:                                          By:
   ---------------------------------              ----------------------------
Title:
   ---------------------------------

CALP II Limited Partnership, a                 Escrow Agent:
Bermuda limited partnership

                                               Epstein Becker & Green, P.C.
By: VMH Investment Management Ltd.,
a Bahamas company, general partner

By:                                            By:
   ---------------------------------              ----------------------------
Name:                                          Name:  Joseph A. Smith
   ---------------------------------
Title:                                         Title:
      ------------------------------                 -------------------------

Austost Anstalt Schaan

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

Balmore Funds SA

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

Donald B. Sallee, Manager of Sallee
Management LLC, General Partner of
Sallee Investments, LLLP

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

worldVentures Fund I, LLC

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

RBB Bank Aktiengesellschaft

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------



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                                                                  EXHIBIT X TO
                                                              ESCROW AGREEMENT

                                 RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of March 31, 2000 among vFinance.com, Inc.,the Investors signatory thereto and Epstein Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Shares and Warrants set forth in that certain Common Stock and Warrants Purchase Agreement, dated March 31, 2000, between the Company and the Investors (the "Purchase Agreement", have been satisfied. The Company and the undersigned Investor hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Investors.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of ____________, 2000.

AMRO International, S.A.                       v. Finance.com, Inc.

By:
   ---------------------------------
Name:                                          By:
   ---------------------------------              ----------------------------
Title:
   ---------------------------------

         ------------------

CALP II Limited Partnership, a                 Escrow Agent:
Bermuda limited partnership

                                               Epstein Becker & Green, P.C.
By: VMH Investment Management Ltd.,
a Bahamas company, general partner

By:                                            By:
   ---------------------------------              ----------------------------
Name:                                          Name:  Joseph A. Smith
   ---------------------------------
Title:                                         Title:
      ------------------------------                 -------------------------

Austost Anstalt Schaan

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

Balmore Funds SA

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------


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Donald B. Sallee, Manager of Sallee
Management LLC, General Partner of
Sallee Investments, LLLP

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

worldVentures Fund I, LLC

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

RBB Bank Aktiengesellschaft

By:
   ---------------------------------
Name:
   ---------------------------------
Title:
   ---------------------------------

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